Tuttle Capital Self Defense Index ETF
(Ticker:  GUNZ)

SUMMARY PROSPECTUS
 September 9, 2024
Before you invest you may want to review the Tuttle Capital Self Defense Index ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.gunzetf.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective
The Tuttle Capital Self Defense ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the AJN Self Defense U.S. Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.43%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and/or Expense Limitation[2]	0.24%
Net Annual Fund Operating Expenses[2]	0.94%
1. Estimated for the current fiscal year.
2. Tuttle Capital Management, LLC (the “Advisor”) has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fee and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s Total Annual Fund Operating Expenses to not more than 0.94% of the average daily net assets of the Fund, (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)). This contractual arrangement is in effect through November 30, 2025, unless earlier terminated by the Board of Trustees for any reason at any time. Further, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the expense limitation agreement.  In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that (i) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (ii) the reimbursement may not be made if it would cause the lesser of the expense limitation in place at the time of waiver or at the time of reimbursement to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through November 30, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$96	$351
Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Principal Investment Strategies
The Fund invests at least 80% of its total assets in the component securities of the Index. The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. exchange listed common stock of companies who engage in, to any extent, the manufacture, service, supply and distribution of personal and law enforcement defense equipment and protection services.
The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The AJN Self Defense U.S. Equity Index
The Index is a proprietary index designed to track the performance of a portfolio of the common stock of U.S. companies whose primary business is the manufacture, service, supply and distribution of personal and law enforcement defense equipment and protection services. As of December 31, 2023, the Index was comprised of 18 companies.
The initial universe of the Index constituents (the “Index Universe”) consists of all actively traded common stock of U.S. companies listed on an eligible U.S. exchange.  The index provider then filters the Index Universe to identify companies engaged in one of the following categories: i) the manufacture, wholesale or retail of firearms, ammunition, gun parts or other personal and law enforcement defense equipment; or ii) the manufacture of home security equipment or development of video surveillance and emergency management systems.  To be included as a component in the Index, the security must have a free-float market capitalization of greater than $100 million and a three-month average daily traded value of greater than $500,000.

The Index uses an equal weight approach.  The Index is rebalanced and reconstituted on a quarterly basis on the last business day of the quarter.  The Fund is rebalanced and reconstituted in accordance with the Index.  Additions and deletions to the Index components outside of the quarterly rebalance and reconstitution may be made based on corporate actions such as mergers, acquisitions, or bankruptcies or as a result of the constituent no longer meeting the objective criteria for inclusion.
The Index is developed by AJN Corp and licensed to the Advisor.  The Index is calculated, maintained, and distributed by an independent, third-party index calculation agent that is not affiliated with the Fund or the Advisor.  The Fund is non-diversified.

The Fund will concentrate its investments (i.e., hold more than 25% of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. The Fund may also be focused on certain sectors from time to time to the same extent the Index is focused including the consumer discretionary, industrials, and technology sectors.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objective.
Equity Securities Risk. Investments in equity securities may fluctuate in value response to many factors, including general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Sampling Risk.  The Fund's use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index.  As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index.
Non-Diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio of a diversified fund.
Valuation Risk. The sales price that the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Concentration Risk.  Because the Fund may concentrate its investments in a particular industry or group of industries, to the extent the Index does, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that industry. As a result, the Fund's share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some industries could be subject to greater government regulation than other industries. Therefore, changes in regulatory policies for those industries may have a material effect on the value of securities issued by companies in those industries. The industries in which the Fund may invest, directly or indirectly, will vary based on the investments of the Index.
Sector Risk. Sector risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.
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Consumer Discretionary.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends, prevailing social attitudes regarding firearms, and marketing campaigns.

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Industrials.  The industrials sector is subject the adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

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Technology. Technology companies may have limited product lines, markets, financial resources, or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which is particularly heighted for companies involved in the manufacture, service, supply and distribution of personal and law enforcement defense equipment and protection services.

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Regulatory Risk. Companies that manufacture, service, supply, or distribute personal and law enforcement defense equipment and protection services may be subject to heightened regulatory risk related to increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to the special risks, including:
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Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” which are only available to authorized participants (“Authorized Participants” or “APs”). Retail investors may only purchase or sell shares on the Exchange.  APs may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

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Trading Issues.  An active trading market for the Fund's shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.  If the Fund's shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund's shares.

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Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

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Market Price Variance Risk.  The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  There may be times when the market price and the NAV vary significantly.  This means that Shares may trade at a discount to NAV.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund's net asset value.

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To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund's shares, which can lead to differences between the market value of Fund shares and the Fund's net asset value.

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The market price for the Fund's shares may deviate from the Fund's net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund's net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

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When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund's shares is open, there may be changes from the last quote of the closed market and the quote from the Fund's domestic trading day, which could lead to differences between the market value of the Fund's shares and the Fund's net asset value.

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In stressed market conditions, the market for the Fund's shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio.  This adverse effect on the liquidity of the Fund's shares may, in turn, lead to differences between the market value of the Fund's shares and the Fund's net asset value.

Authorized Participant Risk. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Limited History of Operations Risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines, and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic, and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.
Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Passive Investment Risk. The Fund is not actively managed and, therefore, would not sell an equity security due to current or projected underperformance of such security, industry, or sector, unless that security is removed from the Index.
Tracking Error Risk. The Fund's return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.
Performance
Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863. Interim information on the Fund’s results can be obtained by visiting www.gunzetf.com.
Management
Investment Advisor. Tuttle Capital Management, LLC, is the investment advisor to the Fund.
Portfolio Manager. Matthew Tuttle, Managing Member and Chief Investment Officer of Tuttle Capital Management, LLC, is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Tuttle has served as the Fund’s portfolio manager since its inception in April, 2024.
For more information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 17 of the Prospectus.

Purchase and Sale of Fund Shares
The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 shares (each block of shares called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.
Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, on the Fund’s website as www.gunzetf.com.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Advisor, and its related companies, may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.